                                                                  EXHIBIT 10.29


                                 EXECUTION COPY






                    SEVENTEENTH SUPPLEMENTAL LEASE AGREEMENT

                                 BY AND BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                       AND

                           FEDERAL EXPRESS CORPORATION

                             DATED AS OF MAY 1, 1997



AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.

                                TABLE OF CONTENTS


SECTION                                                                          PAGE
-------                                                                          ----
  1         Definitions ........................................................     7

  2         Granting Leasehold .................................................     7

  3         Term; Delivery and Acceptance of  Possession .......................     8

  4         Rental .............................................................     8

  5         Hazardous Substances/Waste..........................................     8

  6         Lease Agreement Still in Effect; Provisions Thereof Applicable
            to this Seventeenth Supplemental Lease Agreement ...................    10

  7         Descriptive Headings ...............................................    10

  8         Effectiveness of this Seventeenth Supplemental Lease Agreement .....    10

  9         Execution of Counterparts ..........................................    10

  10        Summaries...........................................................    11

            Notary .............................................................    12

            Leased Parcel Summary ..............................................    13

            Rental Summary .....................................................    15

                    SEVENTEENTH SUPPLEMENTAL LEASE AGREEMENT

         THIS SEVENTEENTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 1st of May, 1997, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

                              W I T N E S S E T H:

         WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

         WHEREAS, Authority and Tenant on April 7, 1981 entered into a First Supplemental Lease Agreement dated as of April 1, 1981 (the "First Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land, buildings, and equipment to be included in the Project as defined in the Lease Agreement all as set forth therein (such additional land, buildings, and equipment being defined therein and hereinafter referred to as the "1981 Federal Express Project"), all as set forth therein; and

         WHEREAS, the Authority and Tenant on May 6, 1982 entered into a Second Supplemental Lease Agreement dated as of January 1, 1982 (the "Second Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on December 9, 1982 entered into a Third Supplemental Lease Agreement dated as of November 1, 1982 (the "Third Supplemental Lease Agreement") so as to release certain items consisting of buildings and leased equipment in the 1981 Federal Express Project; and

         WHEREAS, Authority and Tenant on September 29, 1983 entered into a Fourth Supplemental Lease Agreement dated as of July 1, 1983 (the "Fourth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on April 23, 1984 entered into a Fifth Supplemental Lease Agreement dated as of February 1, 1984 (the "Fifth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on November 19, 1984 entered into a Sixth Supplemental Lease Agreement dated as of April 1, 1984 (the "Sixth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on November 19, 1984 entered into a Seventh Supplemental Lease Agreement dated as of June 1, 1984 (the "Seventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on November 4, 1988 entered into a Eighth Supplemental Lease Agreement dated as of July 1, 1988, (the "Eighth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on July 12, 1989 entered into a Ninth Supplemental Lease Agreement dated as of June 1, 1989, (the "Ninth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on October 1, 1991 entered into a Tenth Supplemental Lease Agreement dated as of October 1, 1991, (the "Tenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on July 1, 1994 entered into a Eleventh Supplemental Lease Agreement dated July 1, 1994, (the "Eleventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on July 1, 1993 entered into a Twelfth Supplemental Lease Agreement dated July 1, 1993, (the "Twelfth Supplemental Lease Agreement") so as to release a certain parcel of land from the 1981 Federal Express Project as described on Exhibit 1 attached thereto; and

         WHEREAS, Authority and Tenant on June 1, 1995 entered into a Thirteenth Supplemental Lease Agreement dated June 1, 1995, (the "Thirteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project and so as to release a certain parcel of land from the 1981 Federal Express Project, all as set forth therein; and

                                                                   EXHIBIT 10.35








================================================================================







               FIFTH SPECIAL FACILITY SUPPLEMENTAL LEASE AGREEMENT

                                 BY AND BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                       AND

                           FEDERAL EXPRESS CORPORATION






                            DATED AS OF JULY 1, 1997





================================================================================

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

           Parties.......................................................    1
           Recitals......................................................    1
           Habendum......................................................    1
 1         Definitions ..................................................    1
 2         Term of Lease ................................................    2
 3         Rental .......................................................    2
 4         Prepayment of Certain Rentals ................................    2

 5         Series 1997 Bonds ............................................    3
 6         Special Covenants of the Lessee ..............................    3
 7         Lease Still in Effect; Provisions Thereof Applicable
             to this Fifth Supplemental Lease............................    3
 8         Descriptive Headings .........................................    3
 9         Effectiveness of this Fifth Supplemental Lease ...............    3
 10        Execution of Counterparts ....................................    3

                             FIFTH SPECIAL FACILITY
                          SUPPLEMENTAL LEASE AGREEMENT


         THIS FIFTH SPECIAL FACILITY SUPPLEMENTAL LEASE AGREEMENT dated as of the first day of July 1997, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (the "Lessor"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (the "Lessee"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee;


                                   WITNESSETH:

         WHEREAS, Lessor and Lessee on August 21, 1979 entered into a Special Facility Lease Agreement dated as of August 1, 1979 (the "Lease");

         WHEREAS, Lessor and Lessee have amended and supplemented the Lease by First and Second Supplemental Special Facility Lease Agreements, dated as of May 1, 1982 and November 1, 1982, respectively, so as to provide for the lease by Lessee from Lessor of additional facilities and equipment to be included in the Special Facility as defined in the Lease (the "1982 Federal Express Project") and have heretofore further amended and supplemented the Lease by Third and Fourth Supplemental Special Facility Lease Agreements dated as of December 1, 1984 and July 1, 1992 (said First, Second, Third and Fourth Special Facility Supplemental Lease Agreements being referred to herein, collectively, as the "Supplemental Leases"); and

         WHEREAS, Lessor and Lessee have agreed to further supplement the Lease to reflect a change in rentals resulting from the refunding of the Lessor's Special Facilities Revenue Bonds, Series 1982B (Federal Express Corporation) issued to finance a part of the 1982 Federal Express Project;

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Lessor and Lessee do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

         SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Fifth Supplemental Lease which are defined in the Lease shall, for all purposes of this Fifth Supplemental Lease, have the respective meanings given to them in the Lease.

         Unless the context shall clearly require otherwise, the following terms shall, for all purposes of the Lease and of any agreement amendatory or supplemental thereto (including for all purposes this Fifth Supplemental Lease) have the meanings herein specified, with the following definitions to be equally applicable to both the single and plural forms of any of the terms herein defined:

         (a) Sixth Supplemental Indenture. The term "Sixth Supplemental Indenture" shall mean the Sixth Supplemental Indenture dated as of July 1, 1997 between the Lessor and the Trustee supplementing the Indenture, as amended as provided in the Indenture.

         (b) Series 1997 Bonds. The term "Series 1997 Bonds" shall mean the $20,105,000 principal amount of special obligation bonds of Lessor designated Special Facilities Revenue Bonds, Refunding Series 1997 (Federal Express Corporation) and issued under Sections 2.07 and 2.08 of the Indenture and the Sixth Supplemental Indenture and in accordance with Section 7.6 of the Lease.

                  SECTION 2. Term of Lease. The term of the Lease, including this Fifth Supplemental Lease, shall expire on, August 31, 2012 at 11:59 o'clock P.M.; provided, that the term of the Lease, including this Fifth Supplemental Lease, shall not expire so long as any Bonds remain outstanding under the terms of the Indenture except as provided in subsection A of Section 9.2 of the Lease.

                  SECTION 3. Rental. Lessee shall pay the rentals reserved to the Lessor under Section 3.3 of the Lease at the time, place and manner set forth therein, which from and after the date specified in this Section, in addition to the amounts otherwise payable as of the date hereof under said
Section 3.3, shall include (a) an amount equal to the principal of, premium (if any) and interest on, the Series 1997 Bonds as and when the same become due and payable by reason of stated maturity or redemption of such Bonds as provided in the Indenture, and (b) all other amounts payable under said Section 3.3 in connection with the Series 1997 Bonds.

                  SECTION 4. Prepayment of Certain Rentals. (a) Lessee may prepay the rentals required hereby in accordance with subsections A, B and C of
Section 3.4 of the Lease and receive the credits provided therein.

                  (b) In the event a judgment or order of a court of competent jurisdiction which is final (either because the time for appeal thereof has expired or because the judgment or order is issued by that court having final appellate jurisdiction over the matter and is not subject to collateral attack), or a determination of the Internal Revenue Service which is final (because the tax has been paid pursuant thereto and the time for filing a claim for refund of such tax has expired) to the effect that the interest paid or payable on any Series 1997 Bond to other than a substantial user of the Special Facility or a related person is or was includable in the gross income of the holder thereof for federal income tax purposes as a result of a failure by the Lessee to observe or perform any covenant or agreement to be observed or performed by it under the Lease or as a result of facts within the control of the Lessee which are contradictory to any representation or warranty made by the Lessee under the Lease, the Lessee shall prepay on the next scheduled rent payment date the entire amount of rent due under subparagraph (b) of Section 3.3 of the Lease pursuant to Section 3 hereof to effect redemption of the then outstanding Series 1997 Bonds in accordance with the Indenture.

                  SECTION 5. Series 1997 Bonds. Lessor shall apply the proceeds of the Series 1997 Bonds in accordance with the terms of the Sixth Supplemental Indenture, the form, terms and provisions of which the Lessee hereby acknowledges.

                  SECTION 6. Special Covenants of the Lessee. The Lessee covenants and agrees with the Lessor that so long as the Series 1997 Bonds are outstanding, it will provide the Lessor with copies of all publicly available reports, notices, financial statements or other documents that the Lessee is required to provide the Securities and Exchange Commission and major lenders and shall include the Lessor on its list of major lenders of Lessee for receipt of all information made available to such lenders.

                  SECTION 7. Lease Still in Effect; Provisions Thereof Applicable to this Fifth Supplemental Lease. All of the terms, provisions, conditions, covenants and agreements of the Lease as supplemented by the Supplemental Leases, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Fifth Supplemental Lease during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease.

                  SECTION 8. Descriptive Headings. The descriptive headings of the sections of this Fifth Supplemental Lease are inserted for convenience of reference only and do not constitute a part of this Fifth Supplemental Lease and shall not affect the meaning, construction, interpretation or effect of this Fifth Supplemental Lease.

                  SECTION 9. Effectiveness of this Fifth Supplemental Lease. This Fifth Supplemental Lease shall become effective upon delivery of and payment for the Series 1997 Bonds.

                  SECTION 10. Execution of Counterparts. This Fifth Supplemental Lease may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY and FEDERAL EXPRESS CORPORATION have caused this Fifth Special Facility Supplemental Lease Agreement to be duly executed as of the date first above written.


                                         MEMPHIS-SHELBY COUNTY AIRPORT
                                           AUTHORITY

                                         By /s/ LARRY D. COX
                                           -----------------------------
ATTEST:                                              President
 /s/ JERRY L. MCMICHAEL
-----------------------------
         Secretary




                                         FEDERAL EXPRESS CORPORATION


                                         By /s/ BURNETTA B. WILLIAMS
                                           -----------------------------
ATTEST:                                  Name: Burnetta B. Williams
                                         Title: Assistant Treasurer
                                                   and Managing Director,
                                                   Corporate Finance
 /s/ SCOTT E. HANSON
-----------------------------
     Assistant Secretary

STATE OF TENNESSEE   )
                     )  ss:
COUNTY OF SHELBY     )


                  On this 29th day of July 1997 before me appeared Larry D. Cox, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the President of Memphis-Shelby County Airport Authority, and that the seal affixed to the foregoing instrument is the corporate seal of said Authority, and that said instrument was signed and sealed on behalf of said Authority, by authority of its Board of Commissioners and he acknowledged said instrument to be the free act and deed of said Authority.

(SEAL)

                                                   /s/ MARY JO JOHNSON
                                                  -------------------------
                                                      Notary Public
                                                  My Commission Expires 9/6/99

STATE OF TENNESSEE  )
                    )  ss:
COUNTY OF SHELBY    )


         On this 29th day of July 1997 before me appeared Burnetta B. Williams, to me personally known, who, being by me duly sworn (or affirmed) did say that she is Assistant Treasurer and Managing Director, Corporate Finance of Federal Express Corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and she acknowledged said instrument to be the free act and deed of said corporation.

(SEAL)

                                            /s/ ETHELDA D. MCKEEVER
                                           ---------------------------------
                                                   Notary Public

                                           My Commission Expires: March 27, 2001

         WHEREAS, Authority and Tenant on December 1, 1995 entered into a Fourteenth Supplemental Lease Agreement dated January 1, 1996, (the "Fourteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on January 1, 1997 entered into a Fifteenth Supplemental Lease Agreement dated January 1, 1997, (the "Fifteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on April 1, 1997 entered into a Sixteenth Supplemental Lease Agreement dated April 1, 1997, (the "Sixteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Sixteenth Supplemental Lease Agreements is herein referred to as the "Lease Agreement"; and

         WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Seventeenth Supplemental Lease Agreement.

         NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

         SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Seventeenth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Seventeenth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

         SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Seventeenth Supplemental Lease Agreement, the additional land designated as new Lease Parcel 37 which is located on the Memphis-Shelby County Airport Authority property situated in Memphis, Shelby County, Tennessee, and being more particularly described as follows:

                                    PARCEL 37
                              (WEST WIDE BODY RAMP)

         Being a portion of land contained entirely within the Memphis/Shelby County Airport Authority property, City of Memphis, Shelby County, State of Tennessee and being more particularly described by metes and bounds as follows:

         COMMENCING at a point being the intersection of the centerline of Taxiway Charlie with the centerline of Taxiway Zulu, said point being N01(Degree)56'39"E, a distance of 736.87' from the existing centerline of Runway 9/27, thence northerly continuing along said centerline of Taxiway Charlie, N01(Degree)56'39"E a distance of 122.72' to a point; thence easterly departing from said centerline of Taxiway Charlie, S88(Degree)03'21"E a distance of 129.50' to a point, said point being the southwest corner of the FedEx Parcel #33 Lease property; thence northerly along a line being 129.50' from and parallel with the said centerline of Taxiway Charlie, said line also being the west line of said FedEx Parcel #33 Lease property, N01(Degree)56'39"E a distance of 1427.49' to a point, said point being the northwest corner of the said FedEx Parcel #33 Lease property; thence easterly along the north line of the said FedEx Parcel #33 Lease property, S88(Degree)03'21"E a distance of 233.58' to a point, said point being the most northeast corner of the said FedEx Parcel #33 Lease property, said point also being the TRUE POINT OF BEGINNING; thence northerly along the northerly projection of the most northerly east line of the said FedEx Parcel #33 Lease parcel, N01(Degree)56'39"W a distance of 19.21' to a point; thence easterly S88(Degree)03'21"E a distance of 241.42' to a point, said point being 129.50' west of the centerline of Taxiway Sierra; thence southerly along a line being 129.50' west of and parallel with said centerline of Taxiway Sierra S01(Degree)56'02"W a distance of 485.71' to a point; said point being the most easterly northeast corner of said FedEx Parcel #33 Lease property; thence westerly along the most easterly north line of the said FedEx Parcel #33 Lease property, N88(Degree)03'21"W a distance of 241.51' to a point, said point being the west end of the said most easterly north line of the said FedEx Parcel #33 Lease property; thence northerly along said most northerly east line of the said FedEx Parcel #33 Lease property, N01(Degree)56'39"E a distance of 466.00' to the POINT OF BEGINNING. Said described land containing 117,283 square feet or 2.692 acres, more or less.


         SECTION 3. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The terms of this Seventeenth Supplemental Lease Agreement shall commence at 12:01 A.M. on May 1, 1997 for the land described as Parcel 37 and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall deliver to Tenant sole and exclusive possession of that portion of the land, leased hereby as of the date commencement of the term hereof, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

         SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplemental lease agreements), during the term of this Seventeenth Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $953.90 in equal installments beginning November 1, 1997, a total rental payment of $11,446.82 per year, which the parties hereto agree is based upon an aggregate of 117,283 square feet of area at an annual rental rate of ($0.0976) per square foot.

         SECTION 5. HAZARDOUS SUBSTANCES/WASTE. Tenant, at its own expense, may arrange for a Phase 1 Environmental Survey on the land described as Parcel 37 by a reputable environmental consultant to determine the existence of "Hazardous Substances", as such term is defined in this Agreement. In the event that "Hazardous Substances" are discovered during excavation for construction on Parcel 37, and such "Hazardous Substances" require special handling, removal or disposal ("Remediation"), then Tenant shall immediately notify Authority. The Tenant and Authority will confer and jointly determine the method for handling, removing or disposing of the "Hazardous Substances" within 14 days after Tenant provides the Authority, in writing, its plan for Remediation. The form of Remediation agreed to by the parties must comply with "Environmental Laws", as such term is defined below. In the event that Tenant and Authority are unable to agree on a method for handling, removing or disposing of the "Hazardous Substances" due to differing interpretations of the requirements for Remediation as set forth in the applicable "Environmental Laws", then the form of Remediation will be determined by the appropriate federal, state or local agency with relevant regulatory and enforcement jurisdiction over the subject site. Authority will grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the Remediation such "Hazardous Substances" associated with Parcel 37.

         The term "Hazardous Substances", as used in this Seventeenth Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes (i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR ss. 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. ss. 1251 et seq. (33 U.S.C. ss. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. ss. 1317, (iii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq. (42 U.S.C. ss. 6903), or (iv) defined as "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss. 9601, et seq. 42 U.S.C. ss. 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

         SECTION 6. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Seventeenth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

         SECTION 7. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Seventeenth Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Seventeenth Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Seventeenth Supplemental Lease Agreement.

         SECTION 8. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Seventeenth Supplemental Lease Agreement shall become effective at 12:01 a.m. on May 1, 1997.

         SECTION 9. EXECUTION OF COUNTERPARTS. This Seventeenth Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 10. SUMMARIES. For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this Lease Agreement.

         IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Seventeenth Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.

WITNESS:                                    MEMPHIS-SHELBY COUNTY AIRPORT
                                            AUTHORITY

/s/ RICHARD V. WHITE                        BY:  /s/ J. MCMICHAEL
------------------------------                 -----------------------------
TITLE:  DIRECTOR OF PROPERTIES              TITLE:  EXECUTIVE VICE PRESIDENT
        ----------------------                      ------------------------


Approved as to Form and Legality:

/s/ R. GRATTAN BROWN, JR.
---------------------------------------------
R. Grattan Brown, Jr., Attorney for Authority



WITNESS:                                    FEDERAL EXPRESS CORPORATION

/s/ LEANNA JOHNSON                          BY:  /s/ GRAHAM R. SMITH
--------------------------                      ----------------------------
TITLE: Project Coordinator                  TITLE: VP
       -------------------                         -------------------------

                                                           APPROVED
                                                       AS TO LEGAL FORM

                                                      /s/ KLC     6/12/97
                                                      -------------------
                                                           LEGAL DEPT.

(STATE OF TENNESSEE     )
(COUNTY OF SHELBY       )

         On this 23rd day of June, 1997, before me appeared LARRY D. COX, to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES

2-23-2000                                       /s/ PAT SHANFIER
-------------------------                     ---------------------------
                                                    Notary Public

(seal)





STATE OF TENNESSEE    )
COUNTY OF SHELBY      )

         On this 16th day of June, 1997, before me appeared Graham Smith, to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Vice President of Federal Express Corporation, the within named Lessee, and that he as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Vice President.

MY COMMISSION EXPIRES


                                                   /s/ LEANNA M. JOHNSON
---------------------                            ----------------------------
                                                        Notary Public

(seal)

                     FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL                                                                        EFFECTIVE
LEASE             ACRES           SQUARE FEET        AGREEMENT                DATE
-----             -----           -----------        ---------                ----
                                   BASE-LEASE

Revised  9        128.469                            Consolidated &           08/01/79
                                                     Restated

10                1.612             70,200           Consolidated &           08/01/79
                                                     Restated

11                1.044             45,359           Consolidated &           08/01/79
                                                     Restated


                              PREVIOUS SUPPLEMENTS

12                2.707             117,915          First                    04/01/81
                                                     Supplemental
13                6.860             298,830          Second                   01/01/82
                                                     Supplemental
14                14.586            635,377          Fourth                   07/01/83
                                                     Supplemental
15                12.689            552,723          Fourth                   07/01/83
                                                     Supplemental
Rev 16    18.281 (19.685)           796,312          Fifth                    02/01/84
                                                     Supplemental
Rev 17   119.616 (124.992)          5,210,477        Sixth                    04/01/84
                                                     Supplemental
18                2.717             118,353          Sixth                    04/01/84
                                                     Supplemental
19                41.606            1,812,352        Seventh                  06/01/84
                                                     Supplemental
25                0.435             18,933           Eighth                   07/01/88
                                                     Supplemental
20                11.275            491,127          Ninth                    06/01/89
                                                     Supplemental
27                11.192            487,512          Tenth                    10/01/91
                                                     Supplemental
27 A(West)        4.058             176,777          Eleventh                 07/01/94
                                                     Supplemental
27 B(West)        5.706             248,533          Eleventh                 07/01/94
                                                     Supplemental
Southwest
Ramp              2.350             102,366          Eleventh                 07/01/94
                                                     Supplemental

PARCEL                                                                        EFFECTIVE
LEASE             ACRES           SQUARE FEET        AGREEMENT                DATE
-----             -----           -----------        ---------                ----
32 (removed)      22.972           1,000,681         Twelfth                  07/01/93
                                                     Supplemental
33                8.998             391,942          Thirteenth               06/01/95
                                                     Supplemental
36                3.050             132,837          Thirteenth               06/01/95
                                                     Supplemental
Hangar 8 (removed)                  36,946,33        Thirteenth               06/01/95
                                                     Supplemental
34                9.951             433,461          Fourteenth               01/01/96
                                                     Supplemental
21                19.134            833,476          Fifteenth                01/01/97
                                                     Supplemental
22A (North)       3.214             140,000          Sixteenth                04/01/97
                                                     Supplemental

                                 THIS SUPPLEMENT
37                2.692             117,283          SEVENTEENTH              05/01/97
                                                     SUPPLEMENTAL

                                     OPTIONS

22B (South)       3.310             144,200          Option, Expires 5/31/99
29                3.85              167,706          Option, Expires 9/30/2001

                                   ASSIGNMENTS

23                5.923             258,008          Graber Assignment,
                                                     Expires 12/31/2000
                                                     Invoice FEC
                                                     Final Increase 1/1/96

24                9.964             434,030          Southwide Assignment
                                                     Expires 5/14/2013
                                                     Invoice FEC
                                                     Next Increase 5/15/98

26                9.532             415,213          BICO Assignment,
                                                     Expires 7/31/2021
                                                     Invoice FEC
                                                     Next Increase 8/01/2011

28                10.68             465,221          Equitable Life Assignment
                                                     Expires 5/14/2013
                                                     Invoice FEC
                                                     Next Increase 5/15/98

                            RENTAL - FEDERAL EXPRESS

                           Effective November 1, 1997

                                                Annual
Category                   Number of            Rental Rate
of Space                   Square Feet          Per Sq. Ft.           Annual Rental
--------                   -----------          -----------           -------------
Bldg. T-376                1,240                  1.221               $    1,514.04
Unimproved Ground          5,569,565              0.098                  545,817.37
Improved Apron             2,395,802              0.122                  292,287.84
Hangar Property            72,092.67              0.903                   65,099.68
Hangar Office              28,000                 1.465                   41,020.00
International Park         9,694,700              0.171                1,657,793.70
Former IRS Facility        2,255,137.24                                1,200,000.00
                           -------------                               -------------
                           20,016,536.91                               $3,803,532.63


                               BREAKDOWN OF SPACE

                                            Sq. Ft.           Sq. Ft.
                                            ------            -------
Bldg. T-376                Parcel 4         1,240
                                            -----
                                                              1,240
Unimproved Ground          Parcel 1         130,900
                           Parcel 2         50,000
                           Parcel 3         192,400
                           Parcel 4         32,540
                           Parcel 6         89,700
                           Parcel 9         1,167,337
                           Parcel 19        1,812,362
                           Parcel 20        491,127
                           Parcel 27A       176,777
                           Parcel 27B       248,533
                           Southwest Ramp   102,366
                           Parcel 33        391,942
                           Parcel 36        132,837
                           Parcel 34        433,461
                           Parcel 37        117,283
                                            -------
                                                              5,569,565

Improved Apron             Parcel 1         850,250
                           Parcel 2         226,900
                           Parcel 7         577,540
                           Parcel 9         253,600
                           Parcel 27        487,512
                                            -------
                                                              2,395,802

                                             Sq. Ft.           Sq. Ft.
                                             ------            -------
Hangar Property            Parcel 1          44,336
                           Parcel 2          27,756.67
                                             ---------         72,092.67

Hangar Office              Parcel 1          22,400
                           Parcel 2          5,600
                                             -----
                                                               28,000

International Park         Parcel 5          24,000
                           Parcel 8          247,254
                           Parcel 9          1,586,172
                           Parcel 10         70,200
                           Parcel 11         45,359
                           Parcel 12         117,915
                           Parcel 13         298,830
                           Parcel 14         556,334
                           Parcel 15         552,723
                           Parcel 16         796,312
                           Parcel 17         4,288,839
                           Parcel 18         118,353
                           Parcel 25         18,933
                           Parcel 21         833,476
                           Parcel 22A        140,000
                                             -------

                                                               9,694,700

Former IRS Facility                          2,255,137.24      2,255,137.24
                                             ------------

                                             TOTAL:            20,016,536.91